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                                                                    Exhibit 10.3

                               CYBER DIALOGUE INC.

                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN

                       As Amended through April 4, 2000

1.    Purpose; Types of Awards; Construction

      The purpose of the Cyber Dialogue Inc. Amended and Restated 1997 Stock Option Plan (the "Plan") is to afford an incentive to directors, officers and employees of Cyber Dialogue Inc. (the "Company") or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The Plan is intended to permit the Committee (as defined in Section 3 hereof) to issue options totaling up to twenty percent (20%) of the total equity of the Company on a fully diluted basis. The Committee may grant options which shall constitute either "nonqualified stock options" ("Nonqualified Stock Options") or "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.    Definitions

      As used in this Plan, the following words and phrases shall have the meanings indicated:

      a)    "Board" shall mean the Board of Directors of the Company.

      b) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

      c) "Disability" shall mean the Optionee's incapacity due to physical or mental illness, as a result of which the Optionee shall have been absent from his duties of employment with the Company on a full-time basis for the entire period of three (3) consecutive months, and within thirty (30) days after written notice of termination is given by the Company (which notice may be given within thirty (30) days before or at any time after the end of such three month period) shall not have returned to the performance of such duties on a fulltime basis.

      d) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

      e) "Option" or "Options" shall mean a grant to an Optionee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute either Nonqualified Stock Options or Incentive Stock Options, as determined by the Committee.

      f) "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      g) "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      h) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted,

      i) "Cause" shall mean, unless an Optionee is a party to a written employment agreement with the Company or a Subsidiary Corporation which contains a definition of "cause," "termination for cause" or any other similar term or phrase, in which case "Cause" shall have the meaning set forth in such agreement: (i) an Optionee engaging in acts or omissions that would reasonably be expected to cause injury to the business and affairs of the Company or an Affiliate, monetarily or otherwise; (ii) the chronic use of alcohol, drugs or other similar substances affecting an Optionee's work performance; or (iii) an Optionee being convicted of, or pleading guilty or no lo contendere to a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Committee of whether an Optionee's employment or service relationship was terminated by the Company for `Cause' shall be final and binding for all purposes hereunder.

      j) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following clauses shall have occurred: (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 35% or more of the voting power of the Company's then outstanding securities, excluding any one, or any group or more than one of the Wand Entities or any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of clause
            (iii) below; (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of the Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended; (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or
            (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person other than any one, or any group of more than one of the Wand Entities is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 35% or more of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      l) "Good Reason" shall mean, unless an Optionee is a party to a written employment agreement with the Company or a Subsidiary Corporation which contains a definition of "good reason," "constructive termination" or any other similar term or phrase, in which case "Good Reason" shall have the meaning set forth in such agreement: the occurrence, on or after the date of a Change in Control and without an Optionee's written consent, of (i) a material reduction by the Company or any successor to the Company of an Optionee's annual base salary, other than as part of a general reduction applicable to the business, function or location with which the Optionee is affiliated; (ii) a substantial adverse change in the nature or scope of an Optionee's responsibilities, authorities, powers, functions or duties from the responsibilities, authorities, powers, functions or duties exercised by the Optionee immediately prior to the Change in Control; or (iii) the relocation of an Optionee's principal place of employment to a location more than fifty (50) miles from the Optionee's principal place of employment.

      m) "Initial Public Offering" shall mean the initial public offering of shares of Common Stock, as registered with the Securities and Exchange Commission.

      n) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include: (i) the Company or any of its subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or
            (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

      o) "Wand Entities" shall mean collectively Wand/Yankelovich Investments LP, Wand Equity Portfolio II LP, Wand Partners LP, Yankelovich Holdings Inc., Wand Partners (S.C.) Inc. and Wand Affiliates Fund, LP.


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            owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

3.    Administration

      The Plan shall be administered by a committee (the "Committee") established by the Board, the composition of which shall at all times consist of three individuals who are each members of the Board. If no Committee is appointed by the Board, the functions of the Committee shall be carried out by the Board, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Corporation shall not grant, designate or amend any Options hereunder except through a committee consisting solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") promulgated under the 1934 Act, and (ii) an "outside director", within the meaning of Section 162(m) of the Code.

      The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which awards shall be granted, (such persons are referred to herein as "Optionees"); to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with awards granted under the Plan; to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, provided, however, that if at any time the Corporation has outstanding a class of equity securities required to be registered under Section 12 of the 1934 Act, the Committee may not delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of Section 162(m) of the Code. The Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees.

      The Board shall fill all vacancies, however caused.

      No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4.    Eligibility

      Awards may be granted to directors, officers and employees of the Company. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.    Common Stock Subject to the Plan

      The maximum number of shares of Common Stock reserved for the grant of Options shall be 4,971,000 subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

      If any outstanding award under the Plan should, for any reason expire, be canceled or be terminated, without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.


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6.    Incentive Stock Options

      Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

      a) Value of Shares. The aggregate Fair Market Value (determined as of the date that Incentive Stock Options are granted) of the shares of Common Stock with respect to which Options granted under this Plan and all other option plans of the Company and any Parent or Subsidiary Corporation become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

      b) Ten Percent Stockholders. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7.    Nonqualified Stock Options

      Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8.    Terms and Conditions of Options

      Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Optionee in such form as the Committee shall from time to time approve (the "Option Agreement"), which Option Agreement shall be subject to and set forth the following terms and conditions:

      a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the option relates.

      b) Type of Option. Each Option Agreement shall specifically state whether the Option constitutes a Nonqualified Stock Option or an Incentive Stock Option.

      c) Option Price. Each Option Agreement shall state the Option Price which shall not be less than the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 10 hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, except to the extent any such resolution provides otherwise.

      d) Method and Time of Payment. An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Option Agreement, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Optionee or other person then having the right to exercise the Option. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash (or cash equivalents acceptable to the Committee) or (B) following an Initial Public Offering, if so determined by the Committee prior to exercise, through a "broker cashless exercise" procedure established by the Company from time to time. The Committee shall have sole discretion to disapprove of an election pursuant to clause (B) and in the case of an Optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder.

      e) Term and Exercisability of Options. Except as otherwise provided in this Section 8 or Section 9 hereof or unless otherwise determined by the Committee and set forth in the Option Agreement, each outstanding Option shall become exercisable in cumulative installments of twenty-five percent (25%) per year beginning on the first anniversary of the date of grant of the Option or such other date as the Committee may determine, as reflected in the Option Agreement; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Except as specifically provided in Sections 8(f) and 8(g) hereof, all Options shall expire ten (10) years from the date of grant of such Option (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) or on such earlier date as may be prescribed by the Committee and set forth in the Option Agreement. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
            100).


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      f)    Termination of Employment. Except as provided in this Section 8(f)
            and in Sections 8(e) and (g) hereof, each Option granted hereunder shall expire, to the extent not theretofore exercised, immediately upon the date that the Optionee ceases to be employed by the Company or any of its Parent or Subsidiary Corporations (or on such other date as may be prescribed by the Committee and set forth in any Option Agreement). In addition, if an Optionee ceases to be an employee of the Company or any of its Parent or Subsidiary Corporations, but becomes or remains an employee of another entity affiliated with Wand Partners Inc. or an entity in which Wand Partners Inc. invests ("Related Employment"), the Committee may, in its sole discretion, continue to treat such Optionee as an employee of the Company for purposes of the Plan and any outstanding Options granted thereunder for the duration of such Related Employment.

      g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Parent or Subsidiary Corporation (or within such longer period as the Committee may have provided pursuant to Section 8(f) hereof), or if the Optionee's employment shall terminate by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within six (6) months after the date of death or Disability of the Optionee; provided, however, that the Committee may, in any Option Agreement, extend such period of exercisability. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such option.

      h) Other Provisions. The Option Agreements evidencing Options under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine.

9.    Effect of Certain Changes

      a) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of
            (1) the number and kind of shares of Common Stock which may thereafter be issued in connection with Options, (2) the number and kind of shares of Common Stock issued or issuable in respect of outstanding Options, (3) the exercise price, grant price or purchase price relating to any Option, and (4) the maximum number of shares subject to Options which may be awarded to any employee during any tax year of the Company; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

      b) In the event the Optionee's employment is terminated by the Company without Cause or by the Optionee for Good Reason within 18 months following the occurrence of a Change in Control, that portion of such Optionee's outstanding Option that is not then vested and/or exercisable shall become fully vested and exercisable as of the date of such termination of employment.


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10.   Period During Which Options May Be Granted

      Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

11.   Nontransferability of Awards

      Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

12.   Beneficiary

      An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

13.   Agreement by Optionee Regarding Withholding Taxes

      If the Committee shall so require, as a condition of exercise of an Option granted hereunder, each Optionee shall agree that no later than the date of exercise, the Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option. To the extent provided in the applicable Option Agreement, such payment may be made by the Optionee with shares of Common Stock (whether previously owned by, or issuable upon the exercise of an Option awarded to, such Optionee) having a Fair Market Value equal to the amount of such taxes. Alternatively, the Committee may provide that an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of an Option from any payment of any kind due to the Optionee.

14.   Rights as a Stockholder

      An Optionee or a transferee of an award shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof. Upon the issuance of a stock certificate, all shares of Common Stock covered by such certificate shall be subject to the terms of the Stockholder Agreement attached as Exhibit A hereto and made a part hereof.

15.   No Rights to Employment

      Nothing in the Plan or in any Option granted hereunder or Option Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or to be entitled to any


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      remuneration or benefits not set forth in the Plan or such Option
      Agreement or to interfere with or limit in any way the right of the Company to terminate such Optionee's employment.

16.   Approval of Stockholders

      The Plan, and any grants of Options thereunder, shall be subject to approval by the holder(s) of a majority of the issued and outstanding shares of the Company's capital stock which are entitled to vote on the subject matter thereof and are present in person or represented by proxy at a duly-called meeting of the stockholders of the Company which approval must occur within one year after the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not approve the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then, upon such event, this Plan and all rights hereunder or under any Option Agreement entered into in connection herewith shall immediately terminate and no Optionee (or any permitted transferee thereof) shall have any remaining rights under the Plan.

17.   Amendment and Termination of the Plan

      The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Common Stock as to which awards may be granted under the Plan or materially increase the benefits accruing to Optionees under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock issued and outstanding, except that any such increase or modification that may result from adjustments authorized by Section 9 hereof shall not require such approval. Except as provided in Section 9 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, without the express written consent of the Optionee.

18.   Compliance with Section 16(b)

      In the case of Optionees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
      Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Optionees who are or may be subject to Section 16 of the 1934

19.   Governing Law

      The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

20.   Effective Date and Duration of the Plan

      This Plan shall, subject to Section 16 hereof, be effective as of December 1, 1996, the date of its adoption by the Board of Directors, and shall terminate on the later of (a) the tenth anniversary of the date so determined or (b) the last expiration of awards granted hereunder.


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